Financial Instruments	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial Instruments
33.	FINANCIAL INSTRUMENTS

33.1 Capital management

The Group manages its capital to ensure that entities that comprise it will be able to continue as a going concern while maximizing the return to shareholders through the optimization of debt and equity balances. The Group’s overall strategy did not have changes in 2017 and 2016.

The Company and its subsidiaries participate in operations involving financial instruments, recorded in equity accounts, which used to face their needs, as well as to reduce exposure to market, currency and interest rate risks. The management of these risks, as well as their respective instruments, is performed by defining strategies, establishing control systems and determining exposure limits.

The capital structure of the Group consists of net debt (borrowings as detailed in note 25 offset by cash and cash equivalents balances) and Shareholders’ Equity of the Group (comprising issued capital stock and other capital related accounts, reserves, retained earnings, accumulated other comprehensive income and non-controlling interests).

The Group is not subject to any externally imposed capital requirements.

The Group’s risk management committee reviews the capital structure of the Group.

Net debt to equity ratio

The net debt to equity ratio of the year is as follows:

	12.31.2017	12.31.2016
Debt (i)	4,363,879,243	4,339,028,360
Cash and cash equivalents	3,179,687,713	803,285,795

Net debt	1,184,191,530	3,535,742,565
Equity (ii)	4,415,794,158	1,130,511,577
Net debt to equity ratio	0.27	3.13

(i)	Debt is defined as current and non-current borrowings, as described in note 25.
(ii)	Equity includes all reserves and capital of the Group which are managed as capital.

33.2 Categories of financial instruments

	12.31.2017	12.31.2016
Financial assets
Cash and banks	188,774,700	233,844,913
Fair value through profit or loss	1,734,518,063	541,722,654
Held to maturity investments	1,256,394,950	27,718,228
Loans and receivables	1,305,227,521	926,540,358

	12.31.2017	12.31.2016
Financial liabilities
Amortized cost	7,959,722,044	7,310,962,385

At the end of the reporting period, there are not significant concentrations of credit risk for loans and receivables designated at FVTPL. The carrying amount reflected above represents the Group’s maximum exposure to credit risk for such loans and receivables.

33.3 Objectives of financial risk management

The Treasury function, offers services to business, coordinates access to domestic and international financial markets, monitors and manages the financial risks related to the Group’s operations through internal risk reports, which analyze exposures depending on the degree and extent thereof. These risks include market risk (including currency risk, interest rates at fair value risk and price risk), credit risk and liquidity risk. The Company and its subsidiaries do not employ or traded derivative financial instruments for speculative purposes. Monitoring compliance with these provisions policy is made by the executive committee and the internal audit team.

33.4 Exchange risk management

The Group carries out transactions in foreign currency; and is hence exposed to exchange rate fluctuations. Exposures in the exchange rate are managed within approved policy parameters using foreign exchange contracts.

The amounts of monetary assets and liabilities denominated in foreign currency at the end of the reported year are as follows:

	12.31.2017	12.31.2016
Liabilities
US Dollars	2,155,076,310	3,602,828,793
Guarani	1,577,012,129	272,717,762
Euro	202,586,489	235,771,525
Real	14,488	12,359
Assets
US Dollars	1,068,483,893	321,575,956
Guarani	330,166,837	325,933,382
Euro	6,354,120	17,781,524
Real	60,615	12,978

Foreign currency sensitivity analysis

The Group is mainly exposed to the US dollar.

The following table shows the sensitivity of the Group to an increase in the US dollar exchange rate. The sensitivity rate is that used when reporting to the top executive level and represents the management’s assessment of a possible reasonable change in exchange rates. The sensitivity analysis only includes outstanding foreign-currency monetary items and adjusts translation of such items on the balance sheet date considering a reasonably possible 25% increase in the exchange rate.

	US Dollar effect (in thousands of pesos)	Guaraní effect (in thousands of pesos)
	12.31.2017	12.31.2017
Loss for the year	271,648	—
Decrease in net equity	271,648	283,931

33.5 Forward foreign exchange contracts

It is the policy of the Group to enter into forward foreign exchange contracts to cover specific foreign currency payments and receipts from time to time. The Group may also enter into forward foreign exchange contracts to manage the risk associated with anticipated sales and purchase transactions. Basis adjustments are made to the carrying amounts of non-financial hedged items when the anticipated sale or purchase transaction takes place.

In 2016, the Group entered into forward foreign exchange contracts to hedge the exchange rate risk arising from purchases of some services.

There are not outstanding transactions as of December 31, 2017 and 2016.

33.6 Interest rate risk management

The Group is exposed to the risk of significant fluctuations in interest rates, due to the companies in the Group borrows at both, fixed and floating rate. The risk is managed by the Group having an appropriate mix between loans with fixed rate and floating rate. Hedging activities are evaluated regularly to align with interest rates and risk defined, ensuring that the most profitable coverage strategies are applied.

	12.31.2017	12.31.2016
Financial assets
Held to maturity investments (1)	1,256,394,950	27,718,228
Fair value through profit or loss (2)	1,734,518,063	541,722,654
Loans (3)	—	124,767,892

Financial liabilities
Amortized cost (4)	4,363,879,243	4,339,028,360

(1)	Short-term loan receivables fixed rate.
(2)	Short-term loan receivables floating rate.
(3)	Correspond to loans granted to the Parent company at a fixed rate in US dollars.
(4)	Includes borrowings as detailed in Note 25.

33.6.1 Interest rate sensitivity analysis

The sensitivity analyses below have been determined based on the exposure to interest rates for both derivatives and non-derivative instruments at the end of the reporting period. For floating rate liabilities, the analysis is prepared assuming the amount of the liability outstanding at the end of the reporting period was outstanding for the whole year. A 100 basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

In the event that the average BADLAR rate applicable to our financial assets and indebtedness during the year ended December 31, 2017 were 1.0% higher than the average interest rate during such period, our financial expenses in the same period would have increased by approximately 6.3 million.

In the event that the average LIBO rate applicable to our financial liabilities during the year ended December 31, 2017 were 1.0% higher than the average interest rate during such period, our financial expenses in the same period would have increased by approximately u$s 1.5 million.

With respect to our financial assets, an increase of 1.0% in the average interest rate during the year ended December 31, 2017, would have increased our financial income by 3.7 million.

33.6.2 Interest rate swap contracts

Under interest rate swap contracts, the Group agrees to exchange the difference between fixed and floating rate interest amounts calculated on agreed notional principal amounts. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures on the issued variable rate debt. The fair value of interest rate swaps at the end of the reporting period is determined by discounting the future cash flows using the curves at the end of the reporting period and the credit risk inherent in the contract, and is disclosed below. The average interest rate is based on the outstanding balances at the end of the reporting period.

33.7 Credit risk management

Credit risk refers to the risk that one party fails to comply with its contractual obligations resulting in a financial loss for the Group. The Group has adopted a policy of only solvent parties involved and get sufficient collateral, where appropriate, as a means of mitigating the risk of financial loss from defaults, Credit exposure is controlled by counterparty limits that are reviewed and approved periodically.

Trade receivables are composed of a large number of customers. Continuous credit assessment is performed on the financial condition of accounts receivable.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by credit rating agencies.

The carrying amount of financial assets recognized in the consolidated financial statements, which is net of impairment losses, represents the maximum exposure to credit risk without considering collateral accounts or other credit enhancements.

33.8 Liquidity risk management

The Board has the ultimate responsibility for the liquidity risk management, having established an appropriate framework for liquidity management so that management can handle financing requirements in short, medium and long-term as well as management Group liquidity. The Group manages liquidity risk by maintaining reserves, adequate financial and loan facilities, continuously monitoring the projected and real cash flows and reconciling the maturity profiles of financial assets and liabilities.

The Company practices a careful liquidity risk management and, therefore, keeps cash and other instruments liquid, as well as available fund. However, as of December 31, 2016, the consolidated financial statements reflected a negative working capital of 2,528,970 thousands. Given the nature of the activity of the company, which has predictable funds flows, can operate with negative working capital. This condition is not related to insolvency, but rather a strategic decision. However, the Company reversed this situation during 2017, mainly through new long-term loans and the capital increase in 30,000,000 shares of 0.1 $ par value each, for a value of usd 3.8 per share. This placement represented a capital increase of USD 114,000,000 without considering the expenses associated with the issue.

The Management of the Company considers that the liquidity risk exposure is low since the Company has been generating cash flow from its operating activities, supported on strong profits, has access to loans and financial resources, as explained in Note 25.

The following tables detail the Group’s remaining contractual maturity for its non-derivative financial liabilities with agreed repayment periods. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The tables include both interest and principal cash flows. To the extent that interest flows are floating rate, the undiscounted amount is derived from interest rate curves at the end of the reporting period. The contractual maturity is based on the earliest date on which the Group may be required to pay.

	Weighted average effective interest rate	Less than 1month	1-3 months	3 months to 1 year	1-3 years	3-6 years	Total
	%
31 December 2017
Borrowings	23.3%	381,820,796	266,196,448	1,367,997,486	2,225,112,937	910,660,113	5,151,787,780

		381,820,796	266,196,448	1,367,997,486	2,225,112,937	910,660,113	5,151,787,780

	Weighted average effective interest rate	Less than 1month	1-3 months	3 months to 1 year	1-3 years	3-6 years	Total
	%
31 December 2016
Borrowings	21.7	264,378,805	423,283,132	1,678,381,825	2,332,273,362	130,762,023	4,829,079,147

		264,378,805	423,283,132	1,678,381,825	2,332,273,362	130,762,023	4,829,079,147

33.9 Fair value measurements

This note provides information about how the Group determines fair values of various financial assets and financial liabilities.

33.9.1	Fair value of the Group’s financial assets and financial liabilities that are measured at fair value on a recurring basis

Some of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The following table gives information about how the fair values of these financial assets and financial liabilities are determined (in particular, the valuation technique(s) and inputs used).

Financial assets/	Fair value as at		Fair value	Valuation technique(s) and key input(s)
financial liabilities	12.31.2017	12.31.2016	hierarchy
1)Investments in Mutual funds	1,734,518,063	569,440,882	Level 1	Quoted bid prices in an active market

33.9.2 Fair value of financial assets and financial liabilities that are not measured at fair value (but fair value disclosures are required)

The estimated fair value of the loans, considering interest rates offered to the Group (Level 3) for financial loans, amounted to 4.127 million as of December 31, 2017.

The directors consider that the carrying amounts of financial assets and other financial liabilities recognized in the consolidated financial statements approximate their fair values.